Exhibit 10.2

EXECUTION COPY

AMENDMENT NO. 2

Dated as of October 22, 2003

to

RECEIVABLES PURCHASE AGREEMENT

Dated as of October 27, 2000

THIS AMENDMENT NO. 2 (the “Amendment”), dated as of October 22, 2003, is entered into by and among LINCOLNSHIRE FUNDING, LLC, a Delaware limited liability company, as Seller, STAPLES, INC., a Delaware corporation, as Servicer, CRC FUNDING, LLC, a Delaware limited liability company formerly known as Corporate Receivables Corporation, as Conduit Purchaser, CITIBANK, N.A. and LLOYDS TSB BANK plc, as Committed Purchasers, and CITICORP NORTH AMERICA, INC., a Delaware corporation, as agent for the Purchasers (the “Agent”). Capitalized terms not defined herein shall have the meanings ascribed to such terms in the RPA described below.

WHEREAS, the Seller, the Servicer, the Conduit Purchaser, the Committed Purchasers and the Agent have entered into that certain Receivables Purchase Agreement dated as of October 27, 2000 (as previously amended by that certain Amendment No. 1 dated as of October 24, 2002 and as it may be hereafter amended, restated, supplemented or otherwise modified from time to time, the “RPA”); and

WHEREAS, the Conduit Purchaser has requested that the termination date under the Asset Purchase Agreement be extended to April 22, 2004; and

WHEREAS, in connection with such extension, the parties to the RPA would like to amend the confidentiality provisions of the RPA to take into account certain changes in laws;

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration receipt of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendment.  Effective the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 2 hereof, the RPA shall be amended as follows.

1.1           Notwithstanding the prior Commitments in effect under the RPA, concurrently with the effectiveness of this Amendment, the “Commitments” of each of the Purchasers named above shall equal $70,000,000 subject to future reduction by reason of assignment pursuant to Section 9.04 of the RPA or as such amount may be reduced in accordance with Section 2.01(b) of the RPA.

1.2           Section 9.09 of the RPA is hereby amended to add at the conclusion thereof the following:  “Notwithstanding the foregoing, each party hereto may disclose to any and all persons, without limitation of any kind, the U.S. tax treatment and U.S. tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to such Person relating to such U.S. tax treatment and U.S. tax structure.”

SECTION 2.  Conditions Precedent.  This Amendment shall become effective and be deemed effective as of the date hereof upon receipt by the Agent of counterparts of this Amendment executed by each of the parties hereto.

SECTION 3.  Representations and Warranties.  Each of the parties hereto hereby represents and warrants that this Amendment constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms.

SECTION 4.  Reference to and Effect on the RPA.

4.1 Upon the effectiveness of this Amendment, each reference in the RPA to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the RPA, as amended hereby, and each reference to the RPA in any other document, instrument or agreement executed and/or delivered in connection with the RPA shall mean and be a reference to the RPA as amended hereby.

4.2  Except as specifically amended above, the RPA and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

4.3  The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Purchaser or the Agent under the RPA or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

SECTION 5.  Execution in Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 6.  Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW BUT OTHERWISE WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

SECTION 7.  Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

LINCOLNSHIRE FUNDING, LLC

By:	/s/ Robert Mayerson
Name: Robert Mayerson
Title: President

STAPLES, INC.

By:	/s/ John J. Mahoney
Name: John J. Mahoney
Title: Executive Vice President and Chief Administrative Officer

LLOYDS TSB BANK plc

By:	/s/ Tim Self
Name: Tim Self
Title: Vice President Structured Finance

By:	/s/ Peter Hart
Name: Peter Hart
Title: Assistant Director Structured Finance

CITIBANK, N.A.

By:	/s/ Richard C. Simons
Name: Richard C. Simons
Title: Vice President

CITICORP NORTH AMERICA, INC., as Agent

By:	/s/ Richard C. Simons
Name: Richard C. Simons
Title: Vice President

CRC FUNDING, LLC

By:	Citicorp North America, Inc., as
Attorney-in-Fact

By:	/s/ Richard C. Simons
Name: Richard C. Simons
Title: Vice President

Signature Page to Amendment No. 2 to Receivables Purchase Agreement